UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 16, 2007 (Date of earliest event reported)
O2 Secure Wireless, Inc. (Exact name of registrant as specified in its charter)

GA (State or other jurisdiction of incorporation)	001-32882 (Commission File Number)	45-0526044 (IRS Employer Identification Number)

4898 South Old Peachtree Road, Suite 150 (Address of principal executive offices)		30071 (Zip Code)
(678) 942-0684 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective July 15, 2007, T. Scott Conley resigned as Chairman, President, and Chief Executive Officer of 02 Secure Wireless, Inc. (the "Company") in order to pursue another employment opportunity. There were no disagreements between Mr. Conley and the Company relating to the Company's operations, policies or practices.

On July 15, 2007, the Company appointed Mr. Craig C. Sellars as the new President and Chief Executive Officer of the Company. The Company has not entered into any contracts or agreements with Mr. Sellars as of the date of this filing. There are no transactions between the Company and Mr. Sellars required to be reported hereunder.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of O2 Secure Wireless, Inc. dated July 16, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2007	O2 SECURE WIRELESS, INC. By: /s/ Craig C. Sellars Craig C. Sellars President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of O2 Secure Wireless, Inc. dated July 16, 2007